SENIOR HIGH
INCOME
PORTFOLIO, INC.




FUND LOGO




Semi-Annual Report

August 31, 2000


Senior High Income Portfolio, Inc. seeks to provide high current income by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


Senior High Income Portfolio, Inc.


DEAR SHAREHOLDER


For the six-month period ended August 31, 2000, Senior High Income Portfolio, Inc.'s total investment return was -0.84%, based on a change in per share net asset value from $7.54 to $7.01, and assuming reinvestment of $0.431 per share income dividends. During the same six-month period, the net annualized yield of the Portfolio's Common Stock was 12.13%. Since inception (April 30,
1993) through August 31, 2000, the total investment return on the Portfolio's Common Stock was +56.44%, based on a change in per share net asset value from $9.50 to $7.01, and assuming reinvestment of $6.490 per share income dividends. At the end of the August period, the Portfolio was 26.5% leveraged as a percentage of total assets. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)


Investment Approach
Senior High Income Portfolio, Inc. consists largely of high-yield bonds and participations in leveraged bank loans. The high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although bonds typically experience greater volatility than bank loans. This can be attributed to two factors. First, bank loans are typically senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are typically floating rate instruments whose principal value generally does not move inversely with interest rate movements, as is the case with fixed rate bonds. In the last two years, both markets have been adversely affected by the increased premium accorded to credit risk.


Market Review
Principal (or price) returns were negative in both the high-yield and leveraged loan markets over the six months ended August 31, 2000. The high-yield market, as measured by the Donaldson, Lufkin, Jenrette (DLJ) High Yield Bond Index, experienced principal depreciation of 454 basis points (4.54%). The loan market experienced almost half that decline, reporting a principal loss of 261 basis points, as measured by the DLJ Leveraged Loan Index. Throughout the period, "flight-to-quality" remained the performance theme in the high-yield market. Issues that were higher rated (securities rated BB), larger ($300 million and greater), and in sectors with stability or positive event risk (such as cable, wireless telecommunications, gaming and energy) outperformed their riskier counterparts. In contrast to the high-yield market, the bank loan market had mixed results. Both the higher-rated issues (securities rated BB) and distressed issues (securities rated CCC/CC and C) performed well, while the B-rated issues underperformed. The loan market favored the same sectors as the high-yield market.

For the last six months, the total return (principal return plus interest income earned) of the high-yield bond market was barely in positive territory as it posted a return of +0.27%, as measured by the unmanaged DLJ High Yield Bond Index. The loan market fared better and provided a total return of +2.27%, as measured by the unmanaged DLJ Leveraged Loan Index. Although a reduction in Treasury yields helped boost the performance of high-yield bonds, widening credit spreads more than offset the reduction in underlying interest rates. During the period, the ten-year Treasury yield fell from 6.41% to 5.73%, or 68 basis points, while high-yield credit spreads widened 143 basis points. This maintained a continuing market theme of the last few years whereby credit risk, as measured by the spread at which issuers' securities trade over US Treasury securities, has been a stronger force on the price of securities than the effect of the underlying changes in interest rates. Bank term loan spreads widened as well, although by only 63 basis points for B-rated issuers.


Senior High Income Portfolio, Inc.
August 31, 2000


During the period, the energy, chemicals, gaming, broadcasting and wireless telecommunications sectors performed well. These industries benefited from one or more of the following characteristics: improving commodity prices, stable cash flows and robust growth prospects. However, certain sectors such as wired telecommunications, retail and metals/mining continued to experience difficulties resulting in credit deterioration and principal losses (realized and unrealized) for some of the Portfolio's holdings. The wired telecommunications industry underperformed because of investor nervousness about the completion of business plans of some of its operators. Retailers suffered from a lack of pricing power and an escalation of competition from e-commerce. The metals/mining industry continued to suffer through cyclical troughs in a number of commodities.


Investment Activities
At August 31, 2000, 56% of the Portfolio's assets were allocated to bonds and 43% to bank loans. As of August 31, 2000, most of the Portfolio's loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates in the United States, particularly the Federal Funds rate. Since the reset period on the Portfolio's floating rate investments is between 30 days - 90 days, the yield on the bank loan portion of the Portfolio is likely to move in the same direction within a short period of time after any Federal Funds rate change.

We continue to maintain significant diversification across the Portfolio's investments. At August 31, 2000, the Portfolio was comprised of 196 borrowers across 53 industries. (See the "Portfolio Profile" on page 22 of this report to shareholders, which provides listings of the Portfolio's ten largest holdings and five largest industries as of August 31, 2000.)


Investment Strategy
Throughout the six months ended August 31, 2000, the Portfolio's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced management, consistent cash flows and appropriate risk/reward characteristics. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. An example of a credit purchased in the last six months that demonstrates these criteria is Adelphia Communications Corporation. Adelphia Communications, through its subsidiary Century Cable LLC, issued a $1 billion institutional term loan priced at 3% over LIBOR. Adelphia Communications is one of the top five cable companies with more than 1.5 million paid subscribers. Century Cable, the operating company borrower, is capitalized with $4.25 billion of equity from its parent, producing a relatively conservative debt capitalization ratio of 33%. With average industry transactions occurring at approximately $4,000 per subscriber, the intrinsic equity value of our borrower is significant with its debt per subscriber estimated at $1,350. The loan also has several covenants in the credit agreement to protect the integrity of the credit. We believe assets such as Adelphia Communications will lessen the volatility in the Portfolio and are likely to consistently generate solid income.


Market Outlook
Compared with the pace of a year ago, the current environment's leveraged loan and high-yield bond issuance has been limited. Investors have been very selective, and transactions that are successfully issued are well structured and attractively priced. This activity reflects the three large themes - liquidity risk, default risk and monetary policy risk - that are affecting the market.


Senior High Income Portfolio, Inc.
August 31, 2000


As for the liquidity risk of leveraged finance, retail mutual funds are playing a significantly reduced role in absorbing the supply of leveraged loan and high-yield new issuance, as a result of continued outflows in mutual funds of these asset classes. More than $7 billion in assets have exited these retail mutual funds thus far in 2000. However, some of the weakness in retail inflows was offset by more than $17 billion of structured product issuance, which is targeted at institutional investors. With new ramp-up institutional activity being the marginal buyer in the markets, these vehicles take on much of the new issuance, as well as purchase much of the good-quality credits in secondary trading. Because of the small per-issue appetite of a typical structured product and the diversification requirements that it has, the leveraged finance market has some breadth, but little depth.

At the same time, and as we mentioned in our last report to shareholders, ever since the Russian default crisis in the late summer of 1998, the volatility of the leveraged loan and high-yield markets has continued to increase from historical norms. A contributing influence on the elevated risk premium being levied on the leveraged markets is that investors have tolerance for only a limited number of credit rating downgrades and defaults. When a borrower reports weaker-than-expected results, investors attempt to sell immediately to avoid any potential impairment. If a borrower's ability to repay its debts (as perceived by the marketplace) drops precipitously, or if there is no liquidity during its slide downward, investors are forced to sell at low recovery rates. This heightened sensitivity creates opportunities because decisions sometimes are based not on credit fundamentals but on a more reactionary basis. Nevertheless, these circumstances result in increased trading activity, and hence volatility, as everyone often tries to reach the exit first when investors sense a potential problem.

Related to this factor is the incidence of issuers in payment default. Defaults increased in 1999 and some sectors continue to struggle despite the resilient strength of the domestic economy. For example, the automotive parts, healthcare, movie theater and textile sectors have a number of transactions outstanding in our market that have materially underperformed since origination. The transactions were well capitalized when originally structured, but cash flow dropped or did not grow to a sufficient level to support the existing balance sheets. Affected by these downgrades, investors scrutinize any news with a jaded view, creating trading activity before news has been digested and exacerbating volatility.

As of August 31, 2000, the trailing 12-month high-yield market default rate was 4.8% (dollar-weighted), as measured by Moody's Investor Services, Inc. In recent months, these figures have shown some encouraging signs as the default rate has sequentially decreased from 7.0% to 6.7% for the May-June 2000 period, from 6.7% to 5.7% for the June-July 2000 period, and then again from 5.7% to 4.8% for the July-August 2000 period. If this trend were to continue, much of the default risk fears that hang over the leveraged finance market could ease.

At the same time, monetary policy risk seems lower. The economic outlook is turning increasingly favorable as the Federal Reserve Board seems to have engineered a somewhat less torrid pace for the economy, while "new economy"-driven productivity gains have helped keep inflation at acceptable levels. Investors seem to accept that the economy could grow at a sustainable rate of 4% or more without price pressures. Therefore, most market observers conclude that the string of Federal Reserve Board tightenings has neared its conclusion. With the economy likely having avoided a hard landing and little inflation appearing because of the Federal Reserve Board's actions to date, the prospects for leveraged credits should be good.


Senior High Income Portfolio, Inc.
August 31, 2000


Two factors on the horizon that could alter these views include the price of oil and the US presidential election. Oil prices currently reflect low inventories and some holdback on the part of producers from increasing production to the higher levels that the market may have desired. Investor fears are that any further increase in prices could work their way into core inflation. Separately, the election, and its resulting impact on taxes and spending issues, leaves many investors with some uncertainty regarding future fiscal policy.


In Conclusion
The high-yield bond and loan markets continue to experience above-average volatility as investors remain wary of higher defaults, mutual fund redemptions, the general level of interest rates and a lack of liquidity in the dealer community. We are confident in the Federal Reserve Board's ability to avoid an economic "hard landing," which is a positive for the entire leveraged finance asset class. Furthermore, we believe there will be a moderation in the market default rate as aggressive transactions underwritten in the past few years and sectors such as healthcare, negatively affected by specific factors, are restructured and exit the system. If general fundamentals improve, and with market yields at near all-time highs, we would expect the leveraged finance markets to strengthen over the next 12 months. Notwithstanding the expectation of better market conditions ahead, we continue to be conservative in our purchasing decisions, focusing on large issuers that are well capitalized in selective industries.

We thank you for your investment in Senior High Income Portfolio, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director


(Richard C. Kilbride)
Richard C. Kilbride
Vice President and Co-Portfolio Manager


(Richard C. Kilbride)
Richard C. Kilbride
Vice President and Co-Portfolio Manager


October 5, 2000


Senior High Income Portfolio, Inc.
August 31, 2000


THE BENEFITS AND RISKS OF LEVERAGING


Senior High Income Portfolio, Inc. (the "Fund") has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Senior High Income Portfolio, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS
                 S&P      MOODY'S      FACE
INDUSTRIES       RATING    RATING     AMOUNT            CORPORATE DEBT OBLIGATIONS                           VALUE
Advertising--     BBB      Baa1   $ 1,000,000   Outdoor Systems Inc., 8.875% due 6/15/2007              $    1,022,500
1.2%              NR*      NR*      3,683,333   Petry Media, Term, due 3/31/2002+++                          3,609,667
                                                                                                        --------------
                                                                                                             4,632,167

Air Transporta-   NR*      NR*      1,530,402   Gemini Air Cargo, Term A, due 8/12/2005+++                   1,528,011
tion--0.4%

Aircraft &        BB       Ba2      1,975,400   Airplanes Pass Through Trust, 10.875% due
Parts--0.4%                                     3/15/2012 (d)                                                1,611,531

Amusement &                                     AMC Entertainment Inc.:
Recreational      CCC-     Caa3     1,275,000      9.50% due 3/15/2009 (b)                                     452,625
Services--2.2%    CCC-     Caa3       700,000      9.50% due 2/01/2011                                         248,500
                  D        C          800,000   ++Carmike Cinemas Inc., 9.375% due 2/01/2009                   176,000
                  B-       B3       2,000,000   Hollywood Entertainment, 10.625% due 8/15/2004 (b)           1,580,000
                  NR*      NR*      4,000,000   Metro-Goldwyn-Mayer Co., Term A, due 12/31/2005+++           3,918,332
                  B        B2       2,500,000   Riddell Sports, Inc., 10.50% due 7/15/2007                   2,025,000
                                                                                                        --------------
                                                                                                             8,400,457

Apparel--1.2%                                   Arena Brands, Inc.+++:
                  NR*      NR*      1,006,944      Revolving Credit, due 6/01/2002                             956,597
                  NR*      NR*        719,390      Term A, due 6/01/2002                                       683,420
                  NR*      NR*      1,955,336      Term B, due 6/01/2002                                     1,857,569
                  B-       B3       1,500,000   GFSI Inc., 9.625% due 3/01/2007                              1,110,000
                                                                                                        --------------
                                                                                                             4,607,586

Automotive        NR*      Ca       4,000,000   Cambridge Industries Inc., 10.25% due 7/15/2007              1,170,000
Equipment--       BB-      Ba3      3,277,500   Collins & Aikman Corp., Term A, due 12/31/2003+++            3,222,192
2.9%              B        B2         800,000   Hayes Lemmerz International Inc., 8.25% due 12/15/2008         698,000
                  NR*      Caa2     3,635,000   ++Key Plastics, Inc., 10.25% due 3/15/2007                     363,500
                  CCC+     Caa2     1,600,000   Special Devices Inc., 11.375% due 12/15/2008                   616,000
                  B+       B2       1,875,000   Tenneco Automotive Inc., 11.625% due 10/15/2009              1,612,500
                                                Venture Holdings Trust:
                  B        B2       3,325,000      9.50% due 7/01/2005                                       2,660,000
                  B-       B3         700,000      12% due 6/01/2009                                           469,000
                                                                                                        --------------
                                                                                                            10,811,192

Broadcast--       B        B2       2,875,000   Ackerley Group Inc., 9% due 1/15/2009                        2,716,875
Radio & TV--      B-       B3       1,000,000   ++Acme Television/Finance, 10.875% due 9/30/2004               950,000
6.5%              B-       B3       3,000,000   Albritton Communications, 9.75% due 11/30/2007               2,895,000
                  B        B1       3,500,000   Benedek Broadcasting Corporation, Term B,
                                                due 11/20/2007+++                                            3,489,062
                  NR*      NR*      3,200,000   Gocom Communications, Term B, due 12/31/2007+++              3,200,000
                  NR*      Caa1     5,000,000   ++Radio Unica Corp., 11.75% due 8/01/2006                    3,450,000
                  B-       B3       3,775,000   Spanish Broadcasting System, 9.625% due 11/01/2009           3,756,125
                                                Young Broadcasting Inc.:
                  B        B2       2,000,000      10.125% due 2/15/2005                                     2,000,000
                  B        B2       2,000,000      9% due 1/15/2006                                          1,905,000
                                                                                                        --------------
                                                                                                            24,362,062

Building &        B-       B2       1,180,000   Webb (Del E.) Corp., 10.25% due 2/15/2010                    1,126,900
Construction--
0.3%


Senior High Income Portfolio, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P      MOODY'S      FACE
INDUSTRIES       RATING    RATING     AMOUNT            CORPORATE DEBT OBLIGATIONS                           VALUE
Building                                        Dal Tile International, Inc.+++:
Materials--1.4%   NR*      NR*    $   925,668      Revolving Credit, due 12/31/2002                     $      891,727
                  NR*      NR*      1,497,326      Term, due 12/31/2002                                      1,465,977
                                                Paint Sundry+++:
                  NR*      NR*        590,750      Term B, due 8/11/2005                                       581,889
                  NR*      NR*        491,787      Term C, due 8/11/2006                                       484,410
                  NR*      NR*        886,076      Term N, due 8/11/2008                                       815,190
                  B        B2       1,000,000   Republic Group Inc., 9.50% due 7/15/2008                     1,000,000
                                                                                                        --------------
                                                                                                             5,239,193

Business          B+       B1       2,487,500   Muzak Audio, Term B, due 12/31/2006+++                       2,466,772
Services--1.6%    B+       B3       4,000,000   Muzak Bridge, Bridge, due 3/15/2009+++                       3,510,000
                                                                                                        --------------
                                                                                                             5,976,772

Cable                                           CSC Holdings Inc.:
Television        BB+      Ba1        800,000      7.25% due 7/15/2008                                         753,286
Services--13.9%   BB+      Ba1      1,000,000      7.625% due 7/15/2018                                        912,144
                  NR*      NR*      5,000,000   Century Cable LLC, Term, due 6/30/2009+++                    5,008,750
                                                Charter Communications Holdings:
                  B+       B2       2,500,000      8.625% due 4/01/2009                                      2,281,250
                  B+       B2       5,000,000      10% due 4/01/2009                                         5,000,000
                                                Classic Cable Inc.:
                  B-       B3         800,000      9.375% due 8/01/2009                                        628,000
                  B-       B3       2,250,000      10.50% due 3/01/2010                                      1,878,750
                  BB       NR*      2,605,263      Term C, due 1/31/2008+++                                  2,600,378
                  B        B3       3,000,000   Coaxial Communications/Phoenix, 10% due 8/15/2006            2,955,000
                                                Echostar DBS Corporation:
                  B        B2         700,000      9.25% due 2/01/2006                                         693,000
                  B        B2       3,275,000      9.375% due 2/01/2009                                      3,246,344
                  BBB      Baa2     3,000,000   Lenfest Communications, Inc., 8.375% due 11/01/2005          3,125,700
                  NR*      NR*      3,750,000   Mallard Cablevision LLC, Term B, due 9/30/2008+++            3,740,625
                  BB+      B1       1,500,000   Multicanal SA, 10.50% due 4/15/2018                          1,035,000
                  CCC+     B3         500,000   Park N View Inc., 13% due 5/15/2008                            202,500
                                                Pegasus Communications:
                  CCC+     B3         350,000      9.75% due 12/01/2006                                        348,250
                  B+       B+       2,000,000      Term, due 4/30/2005+++                                    2,006,666
                  B-       B3       1,000,000   RCN Corporation, 10.125% due 1/15/2010                         800,000
                  D        Caa3     1,575,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (b)(e)            630,000
                                                Telewest Communications PLC:
                  B+       B1       5,000,000      9.625% due 10/01/2006                                     4,737,500
                  B+       B1       2,900,000      9.875% due 2/01/2010 (b)                                  2,762,250
                                                United Pan-Europe Communications NV:
                  B-       B2       3,000,000      ++10.875% due 8/01/2009                                   2,550,000
                  B        B2       5,000,000      11.25% due 2/01/2010                                      4,368,750
                                                                                                        --------------
                                                                                                            52,264,143

Chemicals--       B+       B3       3,000,000   Acetex Corp., 9.75% due 10/01/2003                           2,865,000
6.0%              BBB-     Baa3     2,000,000   Equistar Chemicals LP, 8.75% due 2/15/2009                   1,955,840
                                                Huntsman Corp.:
                  NR*      B2       6,000,000      10.263% due 7/01/2007 (b)                                 5,250,000
                  BB-      Ba2      1,902,209      Term, due 12/31/2002+++                                   1,864,164
                                                Lyondell Petrochemical Co.+++:
                  NR*      Ba3      2,411,583      Term B, due 6/30/2005                                     2,442,293
                  NR*      Ba3      1,975,000      Term E, due 5/17/2006                                     2,046,957
                  NR*      NR*      2,435,053   Pinnacle Polymers, Term B, due 12/31/2005+++                 2,429,988
                  NR*      NR*      4,009,755   Vinings Industries, Term B, due 3/31/2005+++                 3,945,852
                                                                                                        --------------
                                                                                                            22,800,094


Senior High Income Portfolio, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P      MOODY'S      FACE
INDUSTRIES       RATING    RATING     AMOUNT            CORPORATE DEBT OBLIGATIONS                           VALUE
Computer-Related  NR*      NR*    $ 3,652,470   Bridge Information Systems, Term B, due 5/29/2005+++    $    2,976,763
Products--1.1%    B-       B3       2,000,000   Federal Data Corp., 10.125% due 8/01/2005                    1,200,000
                                                                                                        --------------
                                                                                                             4,176,763

Consumer          B+       B2       1,000,000   Evenflo Company Inc., 11.75% due 8/15/2006                     992,500
Products--0.5%    B        B3       1,050,000   Home Products International Inc., 9.625% due 5/15/2008         661,500
                                                                                                        --------------
                                                                                                             1,654,000

Diversified--0.8% B+       Ba1      2,977,500   Blount Inc., Term B, due 6/30/2006+++                        2,993,007

Drilling--2.3%    BB-      Ba3      4,000,000   Cliffs Drilling, 10.25% due 5/15/2003                        4,140,000
                  BB-      B1       2,000,000   Falcon Drilling Co. Inc., 9.75% due 1/15/2001                2,000,000
                  B+       B1       2,475,000   Parker Drilling Co., 9.75% due 11/15/2006                    2,481,188
                                                                                                        --------------
                                                                                                             8,621,188

Drug/Proprietary                                SDM Corporation+++:
Stores--0.8%      BB       Ba3      1,500,000      Term C, due 2/04/2008                                     1,504,554
                  BB       Ba3      1,500,000      Term E, due 2/04/2009                                     1,504,554
                                                                                                        --------------
                                                                                                             3,009,108

Educational       B-       B3       1,050,000   La Petite Academy/LPA Holdings, 10% due 5/15/2008              651,000
Services--0.2%

Electronics/      B        B2       3,232,000   Advanced Glassfiber Yarn, 9.875% due 1/15/2009               2,872,440
Electrical        BB-      Ba3      3,000,000   Amkor Technologies Inc., 9.25% due 5/01/2006                 2,992,500
Components--      B+       B3       1,000,000   High Voltage Engineering, 10.75% due 8/15/2004                 690,000
1.7%                                                                                                    --------------
                                                                                                             6,554,940

Energy--5.7%      B        B1       2,000,000   Belco Oil & Gas Corp., 8.875% due 9/15/2007                  1,890,000
                  B-       B3       2,500,000   Bellwether Exploration, 10.875% due 4/01/2007                2,350,000
                  B        B2       2,000,000   Chesapeake Energy Corp., 9.625% due 5/01/2005                2,012,500
                  CCC+     Caa1     1,000,000   Continental Resources, 10.25% due 8/01/2008                    897,500
                  B        B2       1,000,000   Cross Timbers Oil Company, 8.75% due 11/01/2009                980,000
                  B-       Caa1     1,500,000   Energy Corp. of America, 9.50% due 5/15/2007                 1,095,000
                  NR*      Ba2      2,000,000   Ferrell Companies, Inc., Term C, due 6/17/2006+++            1,965,000
                  B        B2       2,000,000   Forest Oil Corporation, 10.50% due 1/15/2006                 2,087,500
                  CCC      B3       1,850,000   Gothic Production Corp., 11.125% due 5/01/2005               1,961,000
                  BB       Ba2      2,000,000   Gulf Canada Resources Ltd., 9.25% due 1/15/2004              2,027,500
                  CC       Ca       2,000,000   Kelly Oil & Gas Corp., 10.375% due 10/15/2006                1,320,000
                  B+       B1       3,000,000   Nuevo Energy Company, 9.50% due 6/01/2008                    3,015,000
                                                                                                        --------------
                                                                                                            21,601,000

Environmental--   B+       B3       3,200,000   IT Group Inc., 11.25% due 4/01/2009                          2,816,000
0.8%

Financial         NR*      NR*      2,422,081   Blackstone Capital, Term, due 11/30/2000+++                  2,403,915
Services--5.0%    NR*      Ba3      4,000,000   Highland Legacy Limited Co., 12.961% due 6/01/2011 (b)       3,950,000
                  NR*      NR*        500,000   Investcorp SA, Term, due 10/21/2008+++                         499,020
                  B-       B3       4,520,000   Lodgian Financing Corp., 12.25% due 7/15/2009                3,683,800
                  NR*      NR*      1,000,000   Pennant CBO Limited, 13.43% due 3/14/2011 (b)                  987,500
                                                SKM-Libertyview CBO Limited (b):
                  NR*      Baa2     1,500,000      8.71% due 4/10/2011                                       1,371,435
                  NR*      Ba3      1,000,000      11.91% due 4/10/2011                                        916,250
                  NR*      Ba3      2,700,000   Sovereign Bankcorp, Inc., Term, due 11/17/2003+++            2,710,125
                  NR*      NR*      2,378,830   Wasserstein, Term, due 11/30/2000+++                         2,360,988
                                                                                                        --------------
                                                                                                            18,883,033



Senior High Income Portfolio, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P      MOODY'S      FACE
INDUSTRIES       RATING    RATING     AMOUNT            CORPORATE DEBT OBLIGATIONS                           VALUE
Food & Kindred    B        B2     $ 3,000,000   SC International Services, Inc., 9.25% due 9/01/2007    $    2,880,000
Products--0.8%

Forest            B        B2       4,500,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)           4,286,250
Products--2.9%    B+       B2         550,000   Millar Western Forest, 9.875% due 5/15/2008                    544,500
                  BB+      Ba2      6,000,000   Tembec Finance Corporation, 9.875% due 9/30/2005             6,210,000
                                                                                                        --------------
                                                                                                            11,040,750

Furniture &       B-       B3       3,150,000   Formica Corporation, 10.875% due 3/01/2009                   1,890,000
Fixtures--0.5%

Gaming--8.5%      B-       B3       1,350,000   Coast Hotels & Casino, 9.50% due 4/01/2009                   1,323,000
                  B        B2       1,500,000   Harvey Casino Resorts, 10.625% due 6/01/2006                 1,545,000
                                                Hollywood Park Inc.:
                  B        B2       5,275,000      9.25% due 2/15/2007                                       5,393,688
                  B        B2       2,000,000      9.50% due 8/01/2007                                       2,045,000
                  B+       B2       1,150,000   Horseshoe Gaming Holdings, 8.625% due 5/15/2009              1,118,375
                                                Isle of Capri Casinos, Inc.:
                  B        B2       2,360,000      8.75% due 4/15/2009                                       2,212,500
                  BB-      Ba2      3,192,000      Term B, due 3/01/2006+++                                  3,210,204
                  BB-      Ba2      2,793,000      Term C, due 3/01/2007+++                                  2,808,928
                  NR*      NR*        764,907   Jazz Casino Co. LLC, 8% due 5/15/2010 (c)                       42,070
                  B        B2       5,000,000   Majestic Star LLC, 10.875% due 7/01/2006                     4,400,000
                  BB-      Ba3      3,000,000   Mohegan Tribal Gaming, 8.75% due 1/01/2009                   2,932,500
                  B        B2       3,850,000   Peninsula Gaming LLC, 12.25% due 7/01/2006 (g)               3,782,625
                  B-       B3       1,700,000   Trump Atlantic City Associates/Funding Inc., 11.25% due
                                                5/01/2006                                                    1,139,000
                                                                                                        --------------
                                                                                                            31,952,890

Grocery           CCC      Caa      4,976,273   Grand Union Co., Term, due 8/17/2003+++                      2,359,584
Stores--0.6%

Healthcare        B+       NR*      4,792,846   Iasis Health, Term B, due 9/30/2006+++                       4,782,661
Providers--1.9%   NR*      C        3,000,000   Integrated Health Services, Inc., 9.50% due 9/15/2007 (e)       60,000
                  BB-      Ba3      2,500,000   Tenet Healthcare Corp., 8.625% due 1/15/2007                 2,462,500
                                                                                                        --------------
                                                                                                             7,305,161

Hotels &          B-       B2       6,000,000   Extended Stay America, 9.15% due 3/15/2008                   5,520,000
Motels--4.2%                                    HMH Properties, Inc.:
                  BB       Ba2      1,600,000      8.45% due 12/01/2008                                      1,550,000
                  BB       Ba2      1,075,000      Series B, 7.875% due 8/01/2008                            1,010,500
                  BB       Ba2      3,000,000   Prime Hospitality Corporation, 9.25% due 1/15/2006           3,015,000
                                                Wyndam International, Inc., Term+++:
                  NR*      NR*      2,000,000      due 6/30/2004                                             1,995,556
                  NR*      NR*      3,000,000      due 6/30/2006                                             2,955,750
                                                                                                        --------------
                                                                                                            16,046,806

Industrial--      B+       B2       3,450,000   Building One Services, 10.50% due 5/01/2009 (b)              3,018,750
Consumer
Services--0.8%

Insurance--0.6%   B+       Ba3      2,475,000   Willis Corroon Corporation, 9% due 2/01/2009                 2,252,250


Senior High Income Portfolio, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P      MOODY'S      FACE
INDUSTRIES       RATING    RATING     AMOUNT            CORPORATE DEBT OBLIGATIONS                           VALUE
Leasing & Rental  D        B1     $ 4,912,163   MEDIQ Life Support Services, Inc., Term,
Services--1.6%                                  due 6/30/2006+++                                        $    2,149,071
                  B        B3       1,500,000   National Equipment Services, 10% due 11/30/2004              1,200,000
                  B        B3         500,000   Neff Corp., 10.25% due 6/01/2008                               275,000
                  BB+      Ba2      2,500,000   United Rental, Term C, due 8/12/2006+++                      2,468,490
                                                                                                        --------------
                                                                                                             6,092,561

Manufacturing--   B+       NR*      1,500,000   Citation Corporation, Term B, due 12/01/2007+++              1,479,375
3.3%              B-       B2       1,932,000   Fairfield Manufacturing Company Inc., 9.625%
                                                due 10/15/2008                                               1,642,200
                  D        Ca       1,500,000   Morris Materials Handling, 9.50% due 4/01/2008 (e)              86,250
                  B-       B3       1,250,000   Russell-Stanley Holding Inc., 10.875% due 2/15/2009            589,063
                  BB       Ba3      4,853,529   Terex Corp., Term B, due 3/06/2005+++                        4,854,665
                  B        B2       5,000,000   Woods Equipment Company, 12% due 7/15/2009                   3,750,000
                                                                                                        --------------
                                                                                                            12,401,553

Medical                                         Alaris Medical Systems, Inc.+++:
Equipment--0.9%   B+       B1       1,119,440      Term B, due 11/01/2003                                    1,115,242
                  B+       B1       1,119,440      Term C, due 11/01/2004                                    1,115,242
                  B+       B1       1,053,679      Term D, due 5/01/2005                                     1,049,728
                                                                                                        --------------
                                                                                                             3,280,212

Metals &          CCC      Caa2     2,387,816   Anker Coal Group Inc., 14.25% due 9/01/2007                  1,026,761
Mining--4.2%      B        B1         850,000   Bayou Steel Corp., 9.50% due 5/15/2008                         705,500
                  BB-      B2       2,000,000   CSN Iron SA, 9.125% due 6/01/2007 (b)                        1,710,000
                                                GS Technologies Operating Co:
                  CCC      Ca       1,000,000      12% due 9/01/2004                                           120,000
                  CCC      Ca       1,000,000      12.25% due 10/01/2005                                       120,000
                  D        C        1,000,000   Geneva Steel, 9.50% due 1/15/2004 (e)                          166,250
                                                Ispat International N.V.+++:
                  BB       Ba3      1,813,000      Term B, due 7/15/2005                                     1,764,780
                  BB       Ba3      1,813,000      Term C, due 7/15/2006                                     1,764,780
                  CCC      Caa2     1,600,000   Metal Management Inc., 10% due 5/15/2008                       160,000
                  B+       B2         875,000   Pen Holdings Inc., 9.875% due 6/15/2008                        673,750
                  CCC+     Caa2     3,000,000   Renco Metals Inc., 11.50% due 7/01/2003                      1,207,500
                  B+       B1       2,000,000   Russel Metals Inc., 10% due 6/01/2009                        1,930,000
                  NR*      B2       6,000,000   Wheeling-Pittsburgh Steel Corp., Term,
                                                due 11/15/2006+++                                            4,590,000
                                                                                                        --------------
                                                                                                            15,939,321

Online            B-       B3       1,150,000   PSINet Inc., 11% due 8/01/2009                                 993,313
Services--0.3%

Packaging--1.9%   B-       B2       4,000,000   Anchor Glass, 11.25% due 4/01/2005                           3,000,000
                  B-       Caa1       675,000   Consumers Packaging Inc., 9.75% due 2/01/2007                  168,750
                  B-       B3       1,000,000   Fonda Group Inc., 9.50% due 3/01/2007                          830,000
                  B        B3       4,000,000   Spinnaker Industries Inc., 10.75% due 10/15/2006             3,200,000
                                                                                                        --------------
                                                                                                             7,198,750

Paper--8.9%       BB       Ba2      4,950,000   Pacifica Papers Inc., Term B, due 12/31/2006+++              4,974,750
                  NR*      B2       5,000,000   Repap New Brunswick, Inc., Term B, due 6/01/2004+++          4,912,500
                                                Riverwood International Inc.+++:
                  B        B1       8,317,669      Term B, due 2/28/2004                                     8,347,130
                  B        B1       3,325,860      Term C, due 8/31/2004                                     3,337,640


Senior High Income Portfolio, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P      MOODY'S      FACE
INDUSTRIES       RATING    RATING     AMOUNT            CORPORATE DEBT OBLIGATIONS                           VALUE
Paper                                           Stone Container Corp.+++:
(concluded)       B+       B3     $ 4,576,000      Term F, due 12/31/2005                               $    4,588,511
                  B+       B3       3,577,778      Term G, due 12/31/2006                                    3,579,695
                  B+       B3       3,938,000      Term H, due 12/31/2007                                    3,940,111
                                                                                                        --------------
                                                                                                            33,680,337

Petroleum         NR*      Ba3      3,444,790   Clark Refining & Marketing, Term, due 11/15/2004+++          2,847,694
Refineries--1.6%  BB-      B1       2,000,000   Tesoro Petroleum Corp., 9% due 7/01/2008                     1,947,500
                  B-       B3       2,000,000   United Refining Co., 10.75% due 6/15/2007                    1,200,000
                                                                                                        --------------
                                                                                                             5,995,194

Printing &        B-       B3         900,000   Regional Independent Media, 10.50% due 7/01/2008               936,000
Publishing--0.8%  B-       B3       1,500,000   T/SF Communications Corp., 10.375% due 11/01/2007            1,396,875
                  BBB-     Baa3       750,000   World Color Press Inc., 8.375% due 11/15/2008                  729,355
                                                                                                        --------------
                                                                                                             3,062,230

Property          NR*      Ba3      3,000,000   NRT Incorporated, Term, due 7/31/2004+++                     2,981,250
Management--      B        Caa1       600,000   Prison Realty Trust Inc., 12% due 6/01/2006                    501,000
0.9%                                                                                                    --------------
                                                                                                             3,482,250

Restaurants--                                   Domino's & Bluefence+++:
0.5%              B+       B1         883,303      Term B, due 12/21/2006                                      887,278
                  B+       B1         884,688      Term C, due 12/21/2007                                      888,742
                                                                                                        --------------
                                                                                                             1,776,020

Retail            NR*      NR*      3,960,000   Asbury Automotive Group, Senior Note,
Specialty--1.0%                                 due 3/31/2005+++                                             3,910,500

Satellite         B+       B1       2,425,000   Satelites Mexicanos SA, 11.28% due 6/30/2004 (b)             2,194,625
Telecommunications
Distribution
Systems--0.6%

Shipbuilding &    B+       Ba3      4,000,000   Newport News Shipbuilding, Inc., 9.25% due 12/01/2006        4,040,000
Repairing--1.1%

Shipping--1.1%    BB-      Ba3      4,500,000   Eletson Holdings, Inc., 9.25% due 11/15/2003                 4,263,750

Textile Mill      B        Ca       3,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008                     1,560,000
Products--0.9%    D        Ca         900,000   Globe Manufacturing Corp., 10% due 8/01/2008                    90,000
                  BB       B1       2,050,000   Westpoint Stevens Inc., 7.875% due 6/15/2008 (f)             1,773,250
                                                                                                        --------------
                                                                                                             3,423,250

Tower             BB-      B1       4,000,000   American Towers, Inc., Term B, due 12/30/2007+++             4,022,272
Construction                                    Crown Castle International Corporation:
& Leasing--2.2%   B        B1         500,000      9% due 5/15/2011                                            477,500
                  B        B1       3,000,000      9.50% due 8/01/2011                                       2,932,500
                  BB-      Ba3      1,000,000      Term B, due 3/31/2008+++                                  1,002,847
                                                                                                        --------------
                                                                                                             8,435,119

Transportation    D        Ca       4,000,000   AmeriTruck Distribution Corp., 12.25% due 11/15/2005 (e)        40,000
Services--0.5%    BB-      NR*      2,000,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (b)              1,520,000
                  NR*      NR*        556,651   Trism, Inc., 12% due 2/15/2005 (e)                             400,789
                                                                                                        --------------
                                                                                                             1,960,789



Senior High Income Portfolio, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS (CONTINUED)
                 S&P      MOODY'S      FACE
INDUSTRIES       RATING    RATING     AMOUNT            CORPORATE DEBT OBLIGATIONS                           VALUE
Utilities--1.1%   B+       Ba3    $ 4,500,000   AES Corporation, 8.50% due 11/01/2007                   $    4,263,750

Waste                                           Allied Waste North America Inc.:
Management--      B+       B2       3,000,000      10% due 8/01/2009                                         2,677,500
3.5%              BB       Ba3      2,272,727      Term B, due 6/30/2006+++                                  2,182,236
                  BB       Ba3      2,727,273      Term C, due 6/30/2007+++                                  2,618,684
                  BB-      B3       5,000,000   ++Norcal Waste Systems, 13.50% due 11/15/2005                5,256,250
                  D        Ca       1,350,000   Safety-Kleen Corporation, 9.25% due 5/15/2009 (e)               27,000
                  B        B3         575,000   Stericycle Inc., 12.375% due 11/15/2009                        598,000
                                                                                                        --------------
                                                                                                            13,359,670

Wired             B-       B3       3,375,000   Caprock Communications Corporation, 11.50% due 5/01/2009     2,092,500
Telecommun-       NR*      NR*      3,350,000   ++E.Spire Communications, 10.521% due 7/01/2008                938,000
ications--6.9%    BB-      B        2,200,000   Global Crossing Holdings Ltd., Term B, due 6/30/2006+++      2,212,769
                  B        B3         500,000   Hermes Europe RailTel BV, 10.375% due 1/15/2009                320,000
                  B        B3       2,850,000   Level 3 Communications Inc., 9.125% due 5/01/2008            2,554,313
                  B+       B2         750,000   Metromedia Fiber Network, 10% due 11/15/2008                   738,750
                                                Nextlink Communications Inc.:
                  B        B2       2,500,000      9% due 3/15/2008                                          2,237,500
                  B        B2       3,000,000      ++12.25% due 6/01/2009                                    1,800,000
                  NR*      NR*      2,500,000   Pacific Crossing Ltd., Term B, due 7/28/2006+++              2,453,125
                                                Primus Telecommunications Group:
                  B-       B3         800,000      11.75% due 8/01/2004                                        520,000
                  B-       B3       1,475,000      11.25% due 1/15/2009                                        929,250
                                                RSL Communications PLC:
                  B-       B3       3,000,000      9.125% due 3/01/2008                                        735,000
                  B-       B3       3,000,000      ++11.965% due 3/01/2008                                     510,000
                  B-       B3       3,333,333   Teligent Inc., Term, due 7/01/2002+++                        3,161,110
                  B-       B3         500,000   Versatel Telecom BV, 11.875% due 7/15/2009 (b)                 450,000
                                                Williams Communications Group Inc.:
                  BB-      B2       1,250,000      10.70% due 10/01/2007                                     1,210,938
                  BB-      B2       1,250,000      10.875% due 10/01/2009                                    1,204,688
                                                Worldwide Fiber Inc.:
                  B+       B3       1,500,000      12.50% due 12/15/2005                                     1,425,000
                  B+       B3         500,000      12% due 8/01/2009                                           450,000
                                                                                                        --------------
                                                                                                            25,942,943

Wireless          NR*      NR*      3,000,000   Clearnet Communications, Term C, due 7/09/2007+++            2,775,000
Telecommun-       B-       B3       1,650,000   ++Microcell Telecommunications, 12% due 6/01/2009            1,196,250
ications--10.2%                                 Nextel Communications, Inc.+++:
                  BB-      Ba2      2,500,000      Term B, due 6/30/2008                                     2,513,542
                  BB-      Ba2      2,500,000      Term C, due 12/31/2008                                    2,513,542
                  BB-      Ba2     14,272,500      Term D, due 3/31/2009                                    14,214,111
                  B+       B2       1,000,000   ++PTC International Finance BV, 10.269% due 7/01/2007          740,000
                  B+       B2         750,000   PTC International Finance II SA, 11.25% due 12/01/2009         761,250
                  NR*      B2       5,000,000   Telecorp PCS, Inc., Term B, due 1/15/2008+++                 4,994,790
                  CCC+     Caa1     2,000,000   ++Telesystem International Wireless Inc., 16.147%
                                                due 6/30/2007                                                1,300,000
                  B+       B1       7,000,000   VoiceStream PCS Holdings Corp., Term B, due 1/15/2009+++     6,976,669
                  B-       B2         575,000   VoiceStream Wireless Company, 10.375% due 11/15/2009           621,000
                                                                                                        --------------
                                                                                                            38,606,154

                                                Total Investments in Corporate Debt Obligations
                                                (Cost--$567,120,792)--131.7%                               497,368,629


Senior High Income Portfolio, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (CONCLUDED)
                                        SHARES
INDUSTRIES                               HELD           EQUITY INVESTMENTS                                    VALUE
Cable Television                          500   Park N View Inc. (Warrants) (a)                         $        2,500
Services--0.0%                        615,733   Supercanal Holdings SA (Warrants) (a)                                6
                                                                                                        --------------
                                                                                                                 2,506

Energy--0.4%                           56,267   Forcenergy Inc.                                              1,357,441

Financial Services--0.0%                1,500   Olympic Financial Limited (Warrants) (a)                         1,500

Gaming--0.0%                           27,112   Peninsula Gaming LLC                                           162,670

Metals & Mining--0.0%                   3,000   Gulf States Steel (Warrants) (a)(b)                                 30

Telephone                               1,000   Unifi Communications (Warrants) (a)(b)                              10
Communications--0.0%

Transportation Services--0.0%          35,255   Trism, Inc. (e)                                                 35,255

Wired Telecommunications--0.1%          2,000   Metronet Communications (Warrants) (a)(b)                      228,194

Wireless Telecommunications--0.0%       3,000   McCaw International Ltd. (Warrants) (a)(b)                      45,000

                                                Total Equity Investments (Cost--$1,441,224)--0.5%            1,832,606

                                      Face
                                      Amount                 Short-Term Investments

Commercial Paper**--1.3%           $5,008,000   General Motors Acceptance Corp., 6.69% due 9/01/2000         5,008,000

                                                Total Short-Term Investments (Cost--$5,008,000)--1.3%        5,008,000

Total Investments (Cost--$573,570,016)--133.5%                                                             504,209,235

Liabilities in Excess of Other Assets--(33.5%)                                                           (126,547,479)
                                                                                                        --------------
Net Assets--100.0%                                                                                        $377,661,756
                                                                                                        ==============


*Not Rated.
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+++Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. Corporate loans represent 56.9% of the Fund's net assets.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)Pass-through security is subject to principal paydowns.
(e)Non-income producing security.
(f)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,773,250, representing 0.5% of net assets.

                           Acquisition
Issue                          Date            Cost          Value

Westpoint Stevens Inc.,
7.875% due 6/15/2008        6/03/1998       $2,027,166     $1,773,250
                                            ----------     ----------
Total                                       $2,027,166     $1,773,250
                                            ==========     ==========

(g)Each $1,000 face amount contains 7.042 convertible preferred membership interests of Peninsula Gaming LLC.

See Notes to Financial Statements.



Senior High Income Portfolio, Inc.
August 31, 2000


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of August 31, 2000
Assets:             Investments, at value (identified cost--$573,570,016)                                  $ 504,209,235
                    Cash                                                                                         380,223
                    Receivables:
                      Interest                                                             $ 11,666,143
                      Securities sold                                                           903,542
                      Principal paydowns                                                         59,435       12,629,120
                                                                                           ------------
                    Deferred facility fees                                                                         3,551
                    Prepaid expenses and other assets                                                             13,176
                                                                                                            ------------
                    Total assets                                                                             517,235,305
                                                                                                            ------------

Liabilities:        Loans                                                                                    137,100,000
                    Payables:
                      Interest on loans                                                         763,920
                      Dividends to shareholders                                                 556,774
                      Investment adviser                                                        175,999
                      Securities purchased                                                       25,848
                      Commitment fees                                                            16,150        1,538,691
                                                                                           ------------
                    Deferred income                                                                              138,220
                    Accrued expenses and other liabilities                                                       796,638
                                                                                                            ------------
                    Total liabilities                                                                        139,573,549
                                                                                                            ------------

Net Assets:         Net assets                                                                              $377,661,756
                                                                                                            ============

Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (53,870,134 shares issued and outstanding)                                   $  5,387,013
                    Paid-in capital in excess of par                                                         501,426,423
                    Undistributed investment income--net                                                       2,901,623
                    Accumulated realized capital losses on investments--net                                 (62,554,302)
                    Unrealized depreciation on investments--net                                             (69,499,001)
                                                                                                            ------------
                    Total Capital--Equivalent to $7.01 net asset value per share of
                    Common Stock (market price--$6.8125)                                                    $377,661,756
                                                                                                            ============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
August 31, 2000


FINANCIAL INFORMATION (CONTINUED)

Statement of Operations

                                                                                                For the Six Months Ended
                                                                                                         August 31, 2000
Investment          Interest and discount earned                                                          $   29,068,327
Income:             Facility and other fees                                                                      176,212
                                                                                                          --------------
                    Total income                                                                              29,244,539
                                                                                                          --------------

Expenses:           Loan interest expense                                                $    5,271,412
                    Investment advisory fees                                                  1,354,820
                    Accounting services                                                         194,289
                    Transfer agent fees                                                          48,968
                    Custodian fees                                                               34,424
                    Listing fees                                                                 31,919
                    Printing and shareholder reports                                             31,056
                    Professional fees                                                            30,326
                    Directors' fees and expenses                                                 22,224
                    Pricing services                                                             10,759
                                                                                         --------------
                    Total expenses                                                                             7,030,197
                                                                                                          --------------
                    Investment income--net                                                                    22,214,342
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                       (11,715,093)
Unrealized          Change in unrealized depreciation on investments--net                                   (15,650,996)
Loss on                                                                                                   --------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                  $  (5,151,747)
                                                                                                          ==============


                    See Notes to Financial Statements.



Senior High Income Portfolio, Inc.
August 31, 2000


FINANCIAL INFORMATION (CONTINUED)

Statement of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                            August 31,      February 29,
Increase (Decrease) in Net Assets:                                                              2000             2000
Operations:         Investment income--net                                                $  22,214,342    $  47,617,753
                    Realized loss on investments--net                                      (11,715,093)     (21,692,813)
                    Change in unrealized depreciation on investments--net                  (15,650,996)     (25,209,528)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from operations         (5,151,747)          715,412
                                                                                          -------------    -------------

Dividends to        Dividends to shareholders from investment income--net                  (23,231,011)     (47,229,886)
Shareholders:                                                                             -------------    -------------

Net Assets:         Total decreasein net assets                                            (28,382,758)     (46,514,474)
                    Beginning of period                                                     406,044,514      452,558,988
                                                                                          -------------    -------------
                    End of period*                                                        $ 377,661,756    $ 406,044,514
                                                                                          =============    =============

                    *Undistributed investment income--net                                 $   2,901,623    $   3,918,292
                                                                                          =============    =============

                    See Notes to Financial Statements.



Senior High Income Portfolio, Inc.
August 31, 2000


FINANCIAL INFORMATION (CONTINUED)

Statement of Cash Flows
                                                                                                For the Six Months Ended
                                                                                                         August 31, 2000
Cash Provided by    Net decrease in net assets resulting from operations                                  $  (5,151,747)
Operating           Adjustments to reconcile net increase in net assets
Activities:         resulting from operations to net cash
                    provided by operating activities:
                      Increase in receivables                                                                   (18,839)
                      Decrease in other assets                                                                    24,897
                      Decrease in other liabilities                                                            (793,173)
                      Realized and unrealized loss on investments--net                                        27,366,089
                      Amortization of discount--net                                                          (1,445,837)
                                                                                                          --------------
                    Net cash provided by operating activities                                                 19,981,390
                                                                                                          --------------

Cash Used for       Proceeds from sales of long-term investments                                              76,122,354
Investing           Purchases of long-term investments                                                      (78,542,537)
Activities:         Purchases of short-term investments                                                    (139,528,597)
                    Proceeds from sales and maturities of short-term investments                             134,866,000
                                                                                                          --------------
                    Net cash used for investing activities                                                   (7,082,780)
                                                                                                          --------------

Cash Used for       Cash receipts of borrowings                                                               76,100,000
Financing           Cash payments on borrowings                                                             (66,000,000)
Activities:         Dividends paid to shareholders                                                          (23,336,832)
                                                                                                          --------------
                    Net cash used for financing activities                                                  (13,236,832)
                                                                                                          --------------

Cash:               Net decrease in cash                                                                       (338,222)
                    Cash at beginning of period                                                                  718,445
                                                                                                          --------------
                    Cash at end of period                                                                 $      380,223
                                                                                                          ==============

Cash Flow           Cash paid for interest                                                                $    6,459,719
                                                                                                          ==============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
August 31, 2000


FINANCIAL INFORMATION (CONCLUDED)

Financial Highlights
                                                                      For the    For the
The following per share data and ratios have been derived            Six Months    Year
from information provided in the financial statements.                 Ended      Ended         For the Year Ended
                                                                      August 31,  Feb. 29,         February 28,
Increase (Decrease) in Net Asset Value:                                 2000++    2000++    1999++    1998++     1997++
Per Share           Net asset value, beginning of period              $   7.54   $   8.40  $   9.37  $   9.22   $   9.21
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .41        .88       .87       .92        .89
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.51)      (.86)     (.95)       .14        .04
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (.10)        .02     (.08)      1.06        .93
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net           (.43)      (.88)     (.89)     (.91)      (.92)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   7.01   $   7.54  $   8.40  $   9.37   $   9.22
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 6.8125   $ 6.5625  $  8.125  $ 10.125   $   9.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share               (.84%)+++      1.11%    (.87%)    11.95%     10.80%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on market price per share                  10.72%+++    (9.02%)  (11.26%)    17.41%     13.67%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 .90%*       .98%      .90%      .83%       .75%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            3.61%*      3.45%     2.99%     2.66%      1.84%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                             11.42%*     11.73%     9.87%     9.98%      9.45%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of borrowings (in thousands)               $137,100   $127,000  $199,000  $181,200   $ 81,000
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    during the period (in thousands)                  $151,519   $175,899  $174,240  $149,166   $ 82,384
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    per share during the period                       $   2.81   $   3.26  $   3.26  $   2.85   $   2.13
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $377,662   $406,045  $452,559  $496,477   $477,170
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.72%     46.11%    68.52%    58.60%     98.51%
                                                                      ========   ========  ========  ========   ========

*Annualized.
**Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Senior High Income Portfolio, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the six months ended August 31, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, $1,091 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


Senior High Income Portfolio, Inc.
August 31, 2000


3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2000 were $78,559,898 and $77,085,331, respectively.

Net realized losses for the six months ended August 31, 2000 and net unrealized losses as of August 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments           $(11,715,093)  $(69,360,781)
Unfunded corporate loans                  --       (138,220)
                                 ------------   ------------
Total                           $(11,715,093)  $(69,499,001)
                                 ============   ============

As of August 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $69,360,781, of which $3,430,439 related to appreciated securities and $72,791,220 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $573,570,016.


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended August 31, 2000 and for the year ended February 29, 2000 remained constant.


5. Unfunded Corporate Loans:
As of August 31, 2000, the Fund had unfunded loan commitments of $3,432,715, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                         Unfunded
                                        Commitment
Borrower                              (in thousands)

Arena Brands, Inc.                       $  631
Dal Tile International, Inc.             $1,802
Metro-Goldwyn-Mayer Studios Inc.         $1,000

6. Short-Term Borrowings:
On April 28, 2000, the Fund extended its one-year credit agreement with The Bank of New York. The agreement is a $235,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus .50% and/or Eurodollar rate plus .50%.

On July 6, 2000, the Fund entered into a one-year $190,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders").This agreement replaced the agreement the Fund had extended on December 17, 1999. The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major US money market banks plus .50%, of (ii) though the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes.

For the six months ended August 31, 2000, the average amount borrowed was approximately $151,519,000 and the daily weighted average interest rate was 6.90%.


7. Capital Loss Carryforward:
At February 29, 2000, the Fund had a net capital loss carryforward of approximately $36,927,000, of which $7,098,000 expires in 2003, $12,057,000 expires in 2004, $734,000 expires in 2005, $4,283,000 expires in 2007 and $12,755,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
On September 7, 2000, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.070147 per share, payable on September 29, 2000 to shareholders of record as of September 18, 2000.



Senior High Income Portfolio, Inc.
August 31, 2000


PORTFOLIO PROFILE (UNAUDITED)


AS OF AUGUST 31, 2000

                                   Percent of
Ten Largest Holdings              Total Assets

Nextel Communications, Inc.             3.7%
Stone Container Corp.                   2.3
Riverwood International Inc.            2.2
Isle of Capri, Inc.                     1.6
VoiceStream PCS Holdings Corp.          1.5
Allied Waste North America Inc.         1.4
Hollywood Park Inc.                     1.4
Charter Communications Holdings         1.4
United Pan-Europe Communications NV     1.3
Tembec Finance Corporation              1.2

                                   Percent of
Five Largest Industries           Total Assets

Cable Television Services              10.1%
Wireless Telecommunications             7.5
Paper                                   6.5
Gaming                                  6.2
Wired Telecommunications                5.1


                                        Percent of
Quality Ratings                         Long-Term
S&P/Moody's                            Investments

BBB/Baa                                    1.6%
BB/Ba                                     29.8
B/B                                       53.0
CCC/Caa                                    2.6
CC/Ca                                      0.5
C/C                                        0.1
NR (Not Rated)                            12.4

                                        Percent of
Breakdown of Investments                Long-Term
by Country                             Investments

United States                             87.2%
Canada                                     5.8
United Kingdom                             2.5
Netherlands                                1.5
Argentina                                  0.9
Greece                                     0.8
Mexico                                     0.4
Brazil                                     0.3
Poland                                     0.3
Cayman Islands                             0.2
Belgium                                    0.1



Senior High Income Portfolio, Inc.
August 31, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol
ARK